United States Securities and Exchange Commission
                              Washington, Dc 20549

                                    Form 8-K
                                (Amendment No. 1)

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     Of 1934

       Date of report (Date of earliest event reported): November 14, 2006

                               Avenue Group, Inc.

                            Incorporated in Delaware


              Commission File No. 000-30-543 IRS ID No. 90-0200077


                        405 Lexington Avenue, 26th Floor
                            New York, New York 10174

                            Telephone: (888) 612-4188


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               Avenue Group, Inc.

                                    Form 8-K
                                (Amendment No. 1)

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report

Avenue Group, Inc. is filing this amendment in order to clarify the disclosures made in the original Form 8-K.

Matters in the original Form 8-K filed on November 14, 2006 not addressed in this amendment are unchanged.

On November 14, 2006, the board of directors of Avenue Group, Inc. determined that there were errors in previously issued financial statements for the nine months ended September 30, 2005, and that the financial statements should be restated.

When we filed our 2005 Form 10-KSB, and our March 31 and June 30, 2006 Forms 10-QSB, we restated our financial statements for 2004, and the periods ended March 31 and June 30, 2005, respectively.

Accordingly, the originally issued financial statements for the year ended December 31, 2004, and the quarters ended March 31, June 30 and September 30, 2005, should no longer be relied upon. Our financial statements for the year ended December 31, 2005, issued in our 2005 Form 10-K, included the adjustments involved in the four sets of restated financial statements discussed above. Accordingly, we anticipate no restatement of the financial statements for the year ended December 31, 2005, and those financial statements may be relied upon. With the restatement of our September 30, 2005, financial statements in our September 30, 2006, Form 10-QSB, we completed the work of restating our financial statements and anticipate no further restatements.



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Avenue Group, Inc. has caused this report to be signed on its behalf by the undersigned authorized officer.



                             AVENUE GROUP, INC.

                             /s/ Levi Mochkin

                             Name: Levi Mochkin
                             Title: President Chief Executive Officer
                             Date: December 15, 2006